                                                                    EXHIBIT 24.2
                                                              POWERS OF ATTORNEY

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Lawrence S. Doyle as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments to the Registration Statement on Form S-1 of Annuity and Life Re (Holdings), Ltd., and to file the same with all exhibits thereto and other documents in connection therewith, or in connection with the registration of the common shares of Annuity and Life Re (Holdings), Ltd. under the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters, as fully and to all intents and purposes as he might or could do in person, and hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes may do or cause to be done by virtue hereof.


Dated: February 19, 1998                     /s/ Albert R. Dowden
                                             ----------------------------------
                                             Albert R. Dowden

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Lawrence S. Doyle as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments to the Registration Statement on Form S-1 of Annuity and Life Re (Holdings), Ltd., and to file the same with all exhibits thereto and other documents in connection therewith, or in connection with the registration of the common shares of Annuity and Life Re (Holdings), Ltd. under the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters, as fully and to all intents and purposes as he might or could do in person, and hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes may do or cause to be done by virtue hereof.


Dated: February 19, 1998                     /s/ Lee M. Gammill, Jr.
                                             ----------------------------------
                                             Lee M. Gammill, Jr.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Lawrence S. Doyle as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments to the Registration Statement on Form S-1 of Annuity and Life Re (Holdings), Ltd., and to file the same with all exhibits thereto and other documents in connection therewith, or in connection with the registration of the common shares of Annuity and Life Re (Holdings), Ltd. under the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters, as fully and to all intents and purposes as he might or could do in person, and hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes may do or cause to be done by virtue hereof.


Dated: February 19, 1998                     /s/ Donald J. Matthews
                                             ----------------------------------
                                             Donald J. Matthews

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Lawrence S. Doyle as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments to the Registration Statement on Form S-1 of Annuity and Life Re (Holdings), Ltd., and to file the same with all exhibits thereto and other documents in connection therewith, or in connection with the registration of the common shares of Annuity and Life Re (Holdings), Ltd. under the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters, as fully and to all intents and purposes as he might or could do in person, and hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes may do or cause to be done by virtue hereof.


Dated: February 19, 1998                     /s/ Walter A. Scott
                                             ----------------------------------
                                             Walter A. Scott

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Lawrence S. Doyle as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments to the Registration Statement on Form S-1 of Annuity and Life Re (Holdings), Ltd., and to file the same with all exhibits thereto and other documents in connection therewith, or in connection with the registration of the common shares of Annuity and Life Re (Holdings), Ltd. under the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters, as fully and to all intents and purposes as he might or could do in person, and hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes may do or cause to be done by virtue hereof.


Dated: February 19, 1998                     /s/ Jon W. Yoskin, II
                                             ----------------------------------
                                             Jon W. Yoskin, II